Exhibit 10.17

                                 PROMISSORY NOTE

$100,000                                                          March 11, 2003


                  FOR VALUE RECEIVED, the undersigned, BIOSPECIFICS TECHNOLOGIES CORP., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of David Geller (the "Lender"), the principal sum of One Hundred Thousand Dollars ($100,000.00) (the "Principal Amount") in lawful money of the United States of America, with simple interest on the unpaid principal amount, accruing from the date hereof, at a rate of eight (8%) percent per annum, payable as set forth in Section 1, until this Note shall have been paid in full.

                  Payment of the principal of and interest on this Note is unconditionally and irrevocably guaranteed pursuant to a Guaranty by Edwin H. Wegman. This Note is subject to the following further terms and conditions:

                  1. Payment of Interest and Principal. The Principal Amount, together with any interest accrued thereon, shall become due and payable on the first anniversary of the date of this Note. On such date, the Borrower shall pay to the Lender an amount equal to the Principal Amount together with any accrued and unpaid interest thereon. Interest on this Note shall be computed on the basis of a year of 365/366 days for the actual number of days elapsed.

                  2. Prepayment and Payment. The Borrower may, at his option, prepay this Note in whole or in part at any time or from time to time without penalty or premium. Any prepayments of any portion of the Principal Amount of this Note shall be accompanied by payment of all accrued but unpaid interest on the principal amount being prepaid. Upon final payment of principal of and interest on this Note it shall be surrendered for cancellation.

                  3. Assignment. Lender shall not assign or transfer this Note without the prior written consent of the Borrower.

                  4. Guaranty. For value received, Edwin H. Wegman, in his individual capacity ("Guarantor"), hereby unconditionally guarantees the payment when due by Borrower of the Principal Amount, together with any accrued but unpaid interest thereon, due to Lender under this Note. In no event shall the validity of this guaranty or the covenants and obligations of Guarantor or the Borrower be in any way terminated, affected or impaired by the dissolution of the Borrower, or by the rejection of such obligations under any bankruptcy, insolvency or similar laws, now or hereafter enacted.

                  5. Enforcement. The Borrower shall pay on demand all reasonable costs and expenses of the Lender in connection with the enforcement of this Note, including the reasonable fees and expenses of counsel with respect thereto.

                  6. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES THEREOF.

                  7. Headings. The headings of the sections hereof are inserted as a matter of convenience and for reference only and in no way define, limit or describe the scope of this Note or the meaning of any provision hereof.

                  IN WITNESS WHEREOF, this Note has been duly executed and delivered by the Borrower on the date first above written.

                                   BIOSPECIFICS TECHNOLOGIES CORP.

                                   /s/ Edwin H. Wegman
                                   Name: Edwin H. Wegman
                                   Title: President and Chief Executive Officer


                                   GUARANTOR
                                   /s/ Edwin H. Wegman
                                   Name: Edwin H. Wegman

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THESE SECURITIES UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.


                                                                  MARCH 12, 2003


                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                         BIOSPECIFICS TECHNOLOGIES CORP.

                  THIS CERTIFIES THAT, in consideration of the loan in the amount of $100,000 made by David Geller ("REGISTERED HOLDER") on March 11, 2003 to BioSpecifics Technologies Corp., a Delaware corporation (the "Company"), receipt of which is hereby acknowledged, Registered Holder is entitled, subject to the terms and conditions of this warrant (the "WARRANT"), to purchase from the Company at any time after the date set forth above (the "ISSUE DATE") and prior to 5:00 p.m. New York Time on March 11, 2008 (the "EXPIRATION DATE"), 10,000 shares of Common Stock at a price per share equal to $1.18 (the "WARRANT PRICE"), upon surrender of this Warrant at the principal office of the Company, together with a duly executed subscription form in the form attached hereto as
Exhibit 1 (or Exhibit 2 in the event of a net issue election pursuant to Section
3) and simultaneous payment of the full Warrant Price for the shares of Common Stock so purchased in lawful money of the United States (or as otherwise provided pursuant to Section 3). The Warrant Price and the number and character of shares of Common Stock purchasable under this Warrant are subject to adjustment as provided herein.


         1. CERTAIN DEFINITIONS. The following definitions shall apply for purposes of this Warrant:

                  (a) "COMMON STOCK" means shares of common stock of the Company, par value $.001 per share.

                  (b) "FAIR MARKET VALUE" means the fair market value of the Company's Common Stock determined as follows:

                           (i) if the Common Stock is then traded on a national
securities exchange or the Nasdaq National Market (or a similar national quotation system), then the value shall be deemed to be the average of the closing prices of such Common Stock on such exchange or system over the ten (10) day period ending one (1) business day prior to the date of the exercise or net issue election by the Registered Holder pursuant to Section 2 or 3, as applicable; and

                           (ii) if (i) above does not apply but the securities
are actively traded over-the-counter, then the value shall be deemed to be the average of the closing bid prices over the ten (10) day period ending one (1) business day prior to the date of the exercise or net issue election by the Registered Holder pursuant to Section 2 or 3, as applicable; and

                           (iii) if there is no active public market for the
Common Stock, then the value shall be the fair market value thereof as of the date of the exercise or net issue election by the Registered Holder pursuant to
Section 2 or 3, as applicable, as determined in good faith by the Board.

         2. EXERCISE. This Warrant may be exercised in whole or in part, at any time or from time to time prior to the Expiration Date, by surrendering this Warrant at the principal office of the Company at 35 Wilbur Street, Lynbrook, New York 11563 (or if the principal offices of the Company are changed, then at such other address for the principal offices of the Company shall give written notice to the Registered Holder), with the subscription form attached hereto duly executed by the Registered Holder, and payment, in cash of an amount equal to the product obtained by multiplying (i) the number of shares of Common Stock purchased upon such exercise by (ii) the Warrant Price, as determined in accordance with the terms hereof.

Upon a partial exercise of this Warrant: (i) the number of shares of Common Stock issuable upon exercise hereof immediately prior to such exercise shall be reduced by the aggregate number purchased upon such exercise of this Warrant, and (ii) this Warrant shall be surrendered by the Registered Holder and replaced with a new Warrant of like tenor in which the number of shares of Common Stock issuable thereon is reduced by the number of shares of Common Stock purchased hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As soon as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Common Stock as of the date of exercise. No fractional shares may be issued upon any exercise of this Warrant, and any fractions shall be rounded down to the nearest whole number of shares.

         3. NET ISSUE ELECTION. The Registered Holder may, in lieu of exercising this Warrant in exchange for payment of cash, elect to receive instead, without the payment by the Registered Holder of any additional consideration and upon the delivery of Net Issue Election Notice annexed hereto as Exhibit 2 duly executed, at the principal office of the Company, that number of shares of Common Stock equal to X as is computed using the following formula:

                                        Y(A-B)
                                    X=---------
                                          A
                  where:

                  X = the number of shares of Common Stock to be issued to the Registered Holder pursuant to this Section 3.

                  Y = the number of shares of Common Stock that would have been issuable upon such an exercise, or partial exercise, as applicable, of this Warrant under
                           Section 3 if such exercise had instead been made pursuant to Section 2 without any shares issuable upon such exercise being deemed surrendered to the Company as payment of the Warrant Price.

                  A =      the Fair Market Value of one share of Common Stock.

                  B = the Warrant Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 3.

         4. FULLY PAID SHARES. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable.

         5. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES. The number and character of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Warrant Price therefor, are subject to adjustment upon the occurrence of the following events:

                  5.1 Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc. The Warrant Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall each be proportionally adjusted to reflect any stock dividend, stock split, or stock combination affecting the number of outstanding shares of Common Stock that occurs after the Issue Date.

                  5.2 Adjustment for Other Dividends and Distributions. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution payable with respect to the Common Stock payable in securities of the Company (other than issuances with respect to which adjustment is made under Section 5.1) or other non-cash assets of the Company, then, and in each such case, the Registered Holder of this Warrant, upon exercise of this Warrant at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Common Stock issuable upon such exercise prior to such date, the securities or such other assets of the Company to which such Registered Holder would have been entitled upon such date if such Registered Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

                  5.3 Adjustment for Recapitalization, Reorganization, Consolidation, Merger. In case of any recapitalization or reorganization of the

Company (or of any other corporation, the stock or other securities of which are at the time receivable on the exercise of this Warrant), after the Issue Date, or in case, after such date, the Company (or any such corporation) shall consolidate with or merge into another corporation, then, and in each such case, the Registered Holder of this Warrant, upon the exercise of this Warrant (as provided in Section 2 or Section 3), at any time after the consummation of such reorganization, consolidation, or merger, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Registered Holder would have been entitled upon the consummation of such reorganization, consolidation or merger if such Registered Holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 5, and the successor or purchasing corporation in such reorganization, consolidation or merger (if other than the Company) shall duly execute and deliver to the Registered Holder a supplement hereto acknowledging such corporation's obligations under this Warrant; and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after the consummation of such reorganization, consolidation, merger or conveyance.

         6. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in either the Warrant Price or in the number of shares of Common Stock, or other stock, securities or property receivable upon the exercise of this Warrant, the Chief Financial Officer of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Warrant Price. The Company will cause copies of such certificate to be delivered to the Registered Holder in accordance with the provisions of Section 11.

         7. LOSS OR MUTILATION. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership, and the loss, theft, destruction or mutilation, of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

         8. RESERVATION OF COMMON STOCK. If at any time the number of authorized but unissued shares of the Company's Common Stock or other securities of the Company shall not be sufficient to effect the full exercise of all of the Warrants, the Company will take such corporate action as may, in the opinion of its counsel, be reasonably necessary to increase its authorized but unissued shares of Common Stock or other securities to such number of shares of Common Stock or other securities as shall be sufficient for such purpose; provided, however, if the Company is required to obtain shareholder approval to increase the authorized but unissued shares of Common Stock or other securities, the Company shall be required to use all reasonable commercial efforts to obtain such approval.

         9. NO RIGHTS OR LIABILITIES AS SHAREHOLDER. This Warrant does not by itself entitle the Registered Holder to any voting rights or other rights as a shareholder of the Company. In the absence of affirmative action by Registered Holder to purchase Common Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Registered Holder, shall cause such Registered Holder to be a shareholder of the Company for any purpose.

         10. LIMITATION ON DISPOSITION. The Registered Holder acknowledges that, notwithstanding anything contained herein to the contrary, this Warrant may not be sold, transferred or otherwise disposed of, in whole or in part, to any person.

         11. MISCELLANEOUS.

                  11.1 Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon the earlier of (i) actual receipt, (ii) the date that is one business day after delivery to an express overnight courier service for United States deliveries, fees prepaid; (iii) a date that is three business days after delivery to an internationally recognized courier for deliveries outside the United States, fees prepaid, or (iv) a date that is five business days after mailing by certified or registered mail, return receipt requested, postage prepaid, to the party to be notified as follows:

         If to the Company:

                  BioSpecifics Technologies Corp.
                  35 Wilbur Street
                  Lynbrook, New York 11563
                  Attn. Mr. Edwin Wegman, CEO


         With a copy to:

                  Fried, Frank, Harris, Shriver & Jacobson
                  One New York Plaza
                  New York, NY 10004-1980
                  Attn. Mr. Jeffrey Bagner

         If to Registered Holder:

                  David Geller
                  c/o David Geller Associates
                  1071 Avenue of the Americas
                  New York, New York 10018


Either the Company or the Registered Holder may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when delivered in the manner set forth above.

                  11.2 Headings. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

                  11.3 Governing Law; Consent to Jurisdiction. This Warrant shall be governed by and construed under the internal laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York, without reference to principles of conflict of laws or choice of laws. The Company and the Registered Holder consent to and hereby submit to the exclusive jurisdiction of any state or federal court located within the county of New York, state of New York in connection with any action, suit or proceeding arising out of or relating to this Warrant brought by any such party against any other such party, and each of the parties hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such court has been brought in an inconvenient forum.

                  11.4 Terms Binding. By acceptance of this Warrant, the Registered Holder of this Warrant accepts and agrees to be bound by all the terms and conditions of this Warrant.

BIOSPECIFICS TECHNOLOGIES CORP.


By: /s/ Edwin H. Wegman
Name: Edwin H. Wegman
Title: Chairman and President

                                    EXHIBIT 1
                                    ---------


                              FORM OF SUBSCRIPTION
                              --------------------

                  (To be signed only upon exercise of Warrant)



To:  BioSpecifics Technologies Corp.

                (1) The undersigned hereby elects to purchase _________________ shares of Common Stock of BioSpecifics Technologies Corp., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

                (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of Registered Holder.

                                           REGISTERED HOLDER

___________________________                ____________________________________
(Date)                                     (Signature)

                                           ____________________________________
                                           (Print Name)

                                           ____________________________________
                                           (Print Title)

                                    EXHIBIT 2
                                    ---------


                            NET ISSUE ELECTION NOTICE
                  (To be signed only upon exercise of Warrant)

To:  BioSpecifics Technologies Corp.

                  (1) The undersigned hereby elects under Section 3 of the Warrant to which this Net Issue Election Notice is an Exhibit to purchase _________ shares of the Common Stock of BioSpecifics Technologies Corp., subject to the surrender of the right to purchase that number of such shares of Common Stock as determined pursuant to Section 3.

                (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of Registered Holder.


                                           REGISTERED HOLDER


___________________________                ____________________________________
(Date)                                     (Signature)

                                           ____________________________________
                                           (Print Name)

                                           ____________________________________
                                           (Print Title)